UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21289

Birmiwal Investment Trust

(Exact name of registrant as specified in charter)

5270 Highland Drive, Bellevue, WA 98006

 (Address of principal executive offices)  (Zip code)

Kailash Birmiwal

5270 Highland Drive, Bellevue, WA 98006

(Name and address of agent for service)

Registrant's telephone number, including area code: (425) 957-9436

Date of fiscal year end: March 31, 2004

Date of reporting period: March 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Birmiwal Oasis Fund

For Investors Seeking Capital Appreciation

ANNUAL REPORT

March 31, 2004

Birmiwal Investment Trust

www.birmiwal.com

1-800-417-5525

Birmiwal Oasis Fund

Annual Report

March 31, 2004

Dear Fellow Shareholders:

This is the first annual report of the Birmiwal Oasis Fund covering the period April 1, 2003 to March 31, 2004. For this period, the average annual total return of the Fund and of the benchmark S&P 500 index were:

                                    Birmiwal Oasis Fund          126.90%

                                    S&P 500 index                     34.99%

Some factors contributing to the Fund's performance relative to the S&P 500 index were the Fund's increased emphasis in the early stage of recovery in the technology sector, individual stock picks, and readjustment of the Fund's portfolio.

The Fund's recent performance, subsequent to the fiscal year end, has not been satisfactory. We have been affected by a confluence of events like increase in oil prices, anticipation of increase in interest rates, strengthening of the U.S. dollar, increased instability in Iraq and other geopolitical events. We have increased the Fund's cash holding to reduce impact of these events and the market instability.

The Fund has received some exposure from an article in the USA Today by John Waggoner (Eyeing a new fund? First, look to the manager, December 26, 2003) and we quote, "Peter Lynch wasn't a legend in the investing world until after he'd sent Magellan soaring. It may be that Kailash Birmiwal, manager of the Birmiwal Oasis Fund, the top-performing new fund this year, will beat Peter Lynch's record. Or not. We just don't know."

Birmiwal Investment Trust will continue to strive for the highest ethical standards.  We thank you for your continued trust and confidence in us.

Sincerely,

Kailash Birmiwal, Ph.D.

For more complete information on the Fund, obtain a prospectus from the transfer agent at 1-800-417-5525 and read it carefully before investing. The principal value and investment returns of an investment will fluctuate so that shares when redeemed may be worth more or less than the original cost.

2004 Annual Report  1

BIRMIWAL OASIS FUND

PERFORMANCE INFORMATION

Average annual total returns for the one year period ended March 31, 2004

Average Annual

  Total Return(A)

Birmiwal Oasis Fund

                  126.90%

S&P 500(B)

        34.99%

(A)Average annual total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

(B)The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

2004 Annual Report  2

Birmiwal Oasis Fund

			Schedule of Investments
			March 31, 2004

Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS

Air Transportation, Scheduled
3,000	Airtran Holdings, Inc. *	$ 35,640
10,000	AMR Corp *	127,300
		162,940	2.36%

Biological Products
180,000	Hemosol, Inc. *	167,400	2.43%

Computer Peripheral Equipment
30,000	Sigma Designs, Inc. *	215,100	3.12%

Computer Storage Devices
2,000	SanDisk Corp. *	56,720	0.82%

Crude Petroleum & Natural Gas
25,000	Daugherty Resources, Inc. *	150,500
17,637	Royale Energy, Inc. *	231,227
		381,727	5.53%

Dairy Products
15,000	Innovative Companies, Inc. *	91,500	1.33%

Electronic Components
12,000	Innovex, Inc. *	81,480
5,000	Nam Tai Electronics, Inc.	127,050
		208,530	3.02%

Electronic Computers
10,000	Gateway, Inc. *	52,800
30,000	Silicon Graphics, Inc. *	76,200
		129,000	1.87%

Footwear
3,000	Rocky Shoes & Boots, Inc. *	72,480	1.05%

Gold & Silver Ores
40,000	Cambior, Inc. *	125,200
5,000	Golden Star Resources Ltd. *	35,750
10,000	Northgate Exploration Ltd. *	24,700
		185,650	2.69%

Perfumes & Cosmetics
6,000	Parlux Fragrances, Inc. *	54,180	0.79%

Pharmaceutical Preparations
2,300	Biovail Corp. *	35,880
5,000	Elan Corp. PLC *	103,100
3,000	King Pharmaceuticals *	50,520
4,000	Ligand Pharmaceuticals, Inc. *	80,400
		269,900	3.91%

Refuse Systems
10,000	American Ecology Corp. *	85,900	1.25%

Retail-Furniture Stores
5,000	Bombay Co.*	39,250	0.57%

Retail-Radio, TV & Consumer Electronics
1,000	Best Buy Co., Inc.	51,720
5,000	Circuit City Stores, Inc.	56,500
		108,220	1.57%

Semiconductors & Related Devices
10,000	AU Optronics Corp. ADS	209,000
10,000	OmniVision Technologies, Inc. *	273,100
		482,100	6.99%

*Non-Income Producing Securities.

The accompanying notes are an integral part of the

financial statements.

2004 Annual Report  3

Birmiwal Oasis Fund

			Schedule of Investments
			March 31, 2004

Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS

Services-Business Services, NE
250,000	Easylink Services Corp. *	$ 400,000	5.80%

Services-Computer Integrated
2,000	Priceline.com Inc. *	53,920
12,000	Viisage Technology, Inc. *	95,400
		149,320	2.16%

Services-Computer Processing
2,000	InfoSpace, Inc. *	77,740
3,000	SABRE Holdings, Corp.	74,430
		152,170	2.21%

Services-Health Services
20,000	Orthodontic Centers of America, Inc. *	158,000	2.29%

Services-Management Consulting
10,000	ABB Ltd.	59,800
5,000	Ventiv Health, Inc. *	69,600
		129,400	1.88%

Services-Motion Picture & Video
109,275	FutureMedia PLC *	210,901	3.06%

Services-Prepackaged Software
17,000	Chinadotcom Corp. *	147,390
9,500	InterVideo, Inc. *	100,130
60,000	Island Pacific *	60,600
150,000	On2 Technologies, Inc. *	136,500
10,000	ViryaNet Ltd. *	51,600
		496,220	7.19%

Services-SpeciaIty Outpatient
16,000	Curative Health Services, Inc. *	214,400	3.11%

Sporting & Athletic Goods
15,000	Nautilus Group, Inc.	236,250	3.42%

Steel Works, Blast Furnaces & Rolling & Finishing Mills
4,000	International Steel Group, Inc. *	154,800	2.24%

Telegraph & Other Message Communication
2,000	j2 Global Communications, Inc. *	45,160	0.65%

Telephone & Telegraph Apparatus
30,000	Qiao Xing Universal Telephone, Inc. *	335,100	4.86%

Telephone Communications
15,000	Mahanagar Telephone Nigam Ltd.	115,500
30,000	Videsh Sanchar Nigam Limited	277,200
		392,700	5.69%

Wholesale-Misc Durable Goods
4,000	Action Performance Cos., Inc.	61,080	0.89%

Total for Common Stock		5,846,098	84.75%
	(cost $5,607,036)
Cash and Equivalents
751,116	First American Treasury Obligation Fund Cl S .35% **	751,116	10.89%
	(cost $751,116)
	Total Investments	6,597,214	95.64%
	(Identified Cost - $6,358,152)

	Other Assets less Liabilities	300,943	4.36%

	Net Assets	$ 6,898,157	100.00%

*Non-Income Producing Securities.

**Variable rate security; the coupon rate shown

represents the rate at March 31, 2004.

The accompanying notes are an integral part of the

financial statements.

2004 Annual Report  4

Birmiwal Oasis Fund

Statement of Assets and Liabilities
March 31, 2004

Assets:
Investment Securities at Market Value	$ 6,597,214
(Identified Cost - $6,358,152)
Cash	1,000
Receivables:
Receivable for Securities Sold	1,047,806
Dividends and Interest	884
Total Assets	7,646,904
Liabilities
Advisory Fees Payable	8,955
Payable For Securities Purchased	739,792
Total Liabilities	748,747
Net Assets	$ 6,898,157
Net Assets Consist of:
Paid In Capital	5,161,475
Realized Gain (Loss) on Investments – Net	1,497,620
Unrealized Appreciation in Value
of Investments Based on Identified Cost – Net	239,062
Net Assets, for 193,503 Shares Outstanding	$ 6,898,157
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($6,898,157/193,503 shares)	$ 35.65

Statement of Operations
For the year ended March 31, 2004

Investment Income:
Dividends	$ 7,165
Interest	2,122
Total Investment Income	9,287
Expenses: (Note 3)
Management Fees	125,637
Total Expenses	125,637
Less: Advisory fees waived	(60,652)
Net Expenses	64,985

Net Investment Loss	(55,698)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	2,711,450
Net Change In Unrealized Appreciation (Depreciation) on Investments	239,062
Net Realized and Unrealized Gain (Loss) on Investments	2,950,512

Net Increase (Decrease) in Net Assets from Operations	$ 2,894,814

The accompanying notes are an integral part of the financial statements.

2004 Annual Report  5

Birmiwal Oasis Fund

Statement of Changes in Net Assets
4/1/2003 **
to
3/31/2004
From Operations:
Net Investment Loss	$ (55,698)
Net Realized Gain (Loss) on Investments	2,711,450
Net Change In Unrealized Appreciation (Depreciation)	239,062
Increase (Decrease) in Net Assets from Operations	2,894,814
From Distributions to Shareholders:
Net Investment Income	0
Net Realized Gain from Security Transactions	(1,158,132)
Change in Net Assets from Distributions	(1,158,132)
From Capital Share Transactions:
Proceeds From Sale of Shares	3,916,451
Shares Issued on Reinvestment of Dividends	1,158,132
Cost of Shares Redeemed	(13,108)
Net Increase (Decrease) from Shareholder Activity	5,061,475

Net Increase (Decrease) in Net Assets	6,798,157

Net Assets at Beginning of Period	100,000
Net Assets at End of Period	$ 6,898,157

Share Transactions:
Issued	149,720
Reinvested	39,166
Redeemed	(383)
Net increase (decrease) in shares	188,503
Shares outstanding beginning of period	5,000
Shares outstanding end of period	193,503

Financial Highlights
Selected data for a share outstanding throughout the period:	4/1/2003 **
to
3/31/2004
Net Asset Value -
Beginning of Period	$ 20.00
Net Investment Income/(Loss)	(0.43)
Net Gains or Losses on Securities
(realized and unrealized)	24.15
Total from Investment Operations	23.72

Distributions (From Net Investment Income)	0.00
Distributions (From Capital Gains)	(8.07)
Total Distributions	(8.07)

Net Asset Value -
End of Period	$ 35.65

Total Return (a)	126.90%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	6,898

Before Waivers
Ratio of Expenses to Average Net Assets	2.90%
Ratio of Net Income to Average Net Assets	-2.68%

After Waivers
Ratio of Expenses to Average Net Assets	1.50%
Ratio of Net Income to Average Net Assets	-1.28%
Portfolio Turnover Rate	1015.55%

** commencement of operations.
(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment.

The accompanying notes are an integral part of the

financial statements.

2004 Annual Report  6

NOTES TO FINANCIAL STATEMENTS

BIRMIWAL OASIS FUND

March 31, 2004

1.)

ORGANIZATION

Birmiwal Oasis Fund (the "Fund") is a non-diversified series of the Birmiwal Investment Trust (the "Trust"), an open-end investment company.  The Trust was organized in Ohio as a business trust on January 3, 2003  and commenced operations on April 1, 2003. The Fund may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, there is only one series authorized by the Trust.  Birmiwal Asset Management, Inc. is the adviser to the Fund (the "Adviser").  The Fund's primary investment objective is to seek capital appreciation.  Significant accounting policies of the Fund are presented below:

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

SHARE VALUATION: The price (net asset value) of the shares of each Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

SECURITY TRANSACTION TIMING: Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of Sub-Chapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income

2004 Annual Report  7

Notes to the Financial Statements – continued

tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

OTHER: Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital or net realized short-term gains. For the year ended March 31, 2004, net investment loss in the amount of $55,698 was reclassified as an offset to short-term capital gains. This reclassification had no effect on net assets.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Birmiwal Asset Management, Inc.  (the "Adviser").  Under the terms of the Investment Advisory Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Adviser pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (i) interest and (ii) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses. For its services, the Adviser receives an annual investment management fee from the Fund of 2.90% of the average daily net assets of the Fund for the first 12 months of operation.  As a result of the above calculation, for the one year period ended March 31, 2004, the Adviser earned management fees totaling $125,637.

The Adviser has agreed to waive management fees and reimburse expenses to the extent necessary to maintain the total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses) at 1.50% of its average daily net assets for the first 12 months of operation.  For the one year period ended March 31, 2004 the Adviser waived fees of $60,652.  At March 31, 2004, the Fund owed the Adviser $8,955, net of waived fees. After the initial 12 months, the Fund pays a variable performance-based management fee.

4.) RELATED PARTY TRANSACTIONS

Kailash Birmiwal, Ph. D. is the control person of the Adviser and also serves as a trustee/officer of the Trust. This individual receives benefits from the Adviser resulting from management  fees paid to the Adviser by the Trust.

The Fund has entered into agreements with Mutual Shareholder Services (“MSS”) for fund accounting and transfer agency services. An officer and shareholder of MSS is also an officer of the Fund. Fees paid to MSS are paid by the Adviser.

5.)

CAPITAL STOCK

The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at March 31, 2004 was $5,161,475 representing 193,503 shares outstanding.

2004 Annual Report  8

Notes to the Financial Statements – continued

6.)

PURCHASES AND SALES OF SECURITIES

For the one year period ended March 31, 2004, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $40,697,464 and $37,848,424, respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.)

SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of investments owned at March 31, 2004 was $6,471,639. At March 31, 2004, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation                           (Depreciation)               Net Appreciation (Depreciation)

  $592,034                                ($466,459)                                  $125,575

8.)

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2004, Kailash Birmiwal, Ph. D. held, in aggregate, more than 86% of the Birmiwal Oasis Fund.

9.) DISTRIBUTIONS TO SHAREHOLDERS

On December 22, 2003 a distribution of $8.07 per share was declared.  The dividend was paid on December 29, 2003 to shareholders of record on December 26, 2003.

The tax character of distributions paid during the one year period ended March 31, 2004 was as follows:

Distributions paid from:

Ordinary Income:

            $              0

Short-term Capital Gain

   1,158,132

Long-term Capital Gain

                0

  $1,158,132

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary

income/(accumulated losses)

$1,611,107

Undistributed long-term capital

gain/(accumulated losses)

               0

Unrealized appreciation/(depreciation)

                 125,575

 $1,736,682

The difference between book basis and tax-basis unrealized appreciation is attributed primarily to the tax deferral of losses on wash sales.

10.) CHANGE IN ACCOUNTANTS

On April 9, 2004, McCurdy & Associates CPA’s, Inc. (“McCurdy”), whose audit practice was acquired by Cohen McCurdy (“Cohen”), resigned as independent auditors to the Fund. McCurdy’s report on the Fund’s balance sheet as of March 27, 2003 contained no adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope

2004 Annual Report  9

Notes to the Financial Statements – continued

or accounting principles. As of the date stated above, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McCurdy, would have caused the Adviser to make reference to the subject matter of the disagreements in connection with its report on the Fund’s balance sheet for March 27, 2003.

On April 10, 2004, Cohen was selected to replace McCurdy as the Fund’s auditor for the fiscal year ended March 31, 2004. The Fund’s selection of Cohen was approved by the Audit Committee.

2004 Annual Report  10

Cohen McCurdy

27955 Clemens Road

Certified Public Accountants

Westlake, Ohio 44145-1139

            Phone: (440) 835-8500

            Fax: (440) 835-1093

            www.cohenmccurdy.com

To The Shareholders and

Board of Trustees

Birmiwal Oasis Fund:

                 Report of Independent Registered Public Accounting Firm

We have audited the accompanying statement of assets and liabilities of Birmiwal Oasis Fund, including the schedule of investments as of March 31, 2004, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments and cash owned as of March 31, 2004, by correspondence with the custodian and broker.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Birmiwal Oasis Fund as of March 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended,  in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

May 20, 2004

2004 Annual Report  11

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2004 Annual Report  12

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2004 Annual Report  13

TRUSTEES AND OFFICERS - Unaudited

     The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed.  Officers hold office for one year and until their respective successors are chosen and qualified.  For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-417-5525. The trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustees
Name, Address(1), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee or Officer
Kailash Birmiwal, Ph.D.(2), 3/11/1957 Lea R. Birmiwal, Ph.D., 11/26/1960	President, Treasurer, and Trustee Secretary	Since 2003 Since 2003	Managing personal assets since 1994. Fund Adviser since 2003. Homemaker.	1 1	None None

(1)The address of each trustee and officer is c/o Birmiwal Investment Trust, 5270 Highland Drive, Bellevue, WA 98006.

(2) Kailash Birmiwal is considered an "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the  Adviser.

Independent Trustees
Name, Address(3), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee or Officer
Rajendra K. Bordia, Ph.D. 09/24/1957	Trustee	Since 2003	Chair, Department of Materials Science and Engineering, University of Washington (1998-Present). Professor (2003-Present), Associate Professor (1991-2003), Department of Materials Science and Engineering, University of Washington.	1	None
Hemant K. Gupta, Ph.D. 06/20/1958	Trustee	Since 2003	President of Gupta Inc., a Retail Corporation (1996-Present). Assistant Professor, University of Connecticut (1986-1998).	1	None
Veera S. Karukonda 01/30/1957	Trustee	Since 2003	Civil Engineer, City of Hartford, CT (1988-2003). Civil Engineering Consultant (2003-2004). Signal Systems Engineer, City of Stamford, CT (2004-Present).	1	None
Bal K. Sharma, Dr. 08/01/1953	Trustee	Since 2003	Administrator (Chief of Respiratory Division), V.A. Medical Center, North Chicago (1990-Present).	1	None

(3)The address of each trustee and officer is c/o Birmiwal Investment Trust, 5270 Highland Drive, Bellevue, WA 98006.

2004 Annual Report  14

Board of Trustees

Kailash Birmiwal, Ph. D.

Rajendra K. Bordia, Ph. D.

Hemant K. Gupta, Ph. D.

Veera S. Karukonda

Bal K. Sharma, Dr.

Investment Adviser

Birmiwal Asset Management, Inc.

5270 Highland Drive

Bellevue, WA 98006

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd., Suite C

Brecksville, OH 44141

Custodian

U.S. Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH 45201

Fund Administrator

Premier Fund Solutions Inc.

480 N. Magnolia Avenue, Suite 103

El Cajon, CA 92020

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Independent Auditors

Cohen McCurdy, Ltd.

27955 Clemens Rd.

Westlake, OH 44145

This report is provided for the general information of the shareholders of the Birmiwal Oasis Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Birmiwal Oasis Fund

5270 Highland Drive

Bellevue, WA  98006

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board reviewed the qualifications of its Audit Committee members and determined that there currently was no audit committee financial expert, as defined by the SEC, serving on the Audit Committee. After further discussion the Trustees decided that they are  satisfied with their findings and believe that the experience provided by each member of the audit committee together offers the Fund adequate oversight for the Fund’s level of financial complexity and decided that if in the future one were to be required they would hire a qualified individual.

Item 4. Principal Accountant Fees and Services.

(a-d)

The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 3/31/2004	FYE 3/31/2003
Audit Fees	$11,500	$1,500
Audit-Related Fees	$422	$0
Tax Fees	$955	$0
All Other Fees	$560	$300

Nature of Tax Fees: Preparation of tax statements.

Nature of All other Fees: Review Semi-Annual Report and wash sale analysis. Review fulcrum fee.

(e)

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(f)

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)

The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant, the registrant’s investment adviser (not-sub adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Related Fees	FYE 3/31/2004	FYE 3/31/2003
Registrant	$1,515	$300
Registrant’s Investment Adviser	$0	$0

(h)

Not applicable. The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.

Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.

Not applicable. Schedule filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable to open-end investment companies.

Item 8.  Purchases of Equity Securities by Closed-End Funds.

Not applicable to open-end investment companies.

Item 9.  Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 10.  Controls and Procedures.

(a)

The Registrant’s President and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal half-year that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a) (1)

Any code of ethics or amendment thereto. Filed herewith.

(a) (2)

Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certificate pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Furnished

      herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Birmiwal Investment Trust

By : /s/ Kailash Birmiwal

            Kailash Birmiwal

President

Date: 6-8-04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ Kailash Birmiwal

Kailash Birmiwal

President

Date: 6-8-04

By : /s/ Kailash Birmiwal

Kailash Birmiwal

Chief Financial Officer

Date: 6-8-04